UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 21, 2024

CIM Opportunity Zone Fund, L.P.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-56544

Delaware		83-2441037
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
4700 Wilshire Boulevard
Los Angeles	California	90010
(Address of principal executive offices)		(Zip Code)
	(323)	860-4900
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
CIM Opportunity Zone Fund, L.P. (the “Fund,” “we,” “our” or “us”) has historically presented its annual audited and interim unaudited financial statements using investment company accounting methods based on its interpretation of the criteria prescribed under Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”). These accounting and financial reporting methods generally result in the presentation of the assets and liabilities of the Fund on a fair value basis, rather than at historical cost. We believed this presentation was in compliance with ASC 946 and aligned with the requirements of the Fund’s Amended and Restated Limited Partnership Agreement (the “Limited Partnership Agreement”). The Fund’s previously issued annual audited and interim unaudited financial statements applied ASC 946.
Following the filing of the Fund’s Form 10, in May 2023 the staff of the Securities and Exchange Commission (the “Staff”) began a review of the Fund’s Form 10. Part of this review focused on the appropriateness of our application of ASC 946 to the Fund. Ultimately, the Staff advised the Fund that it did not agree with the Fund’s application of ASC 946 in its financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Following the review process and after further consideration, the Fund concluded on February 21, 2024 that its historical annual audited financial statements (and audit report) included within its Form 10, as amended, and interim unaudited financial statements for each of the periods ended June 30, 2023 and September 30, 2023 included in its Forms 10-Q should be restated. The Fund will include restated consolidated financial statements for the affected periods in an amended Form 10 and amended Form 10-Qs in accordance with U.S. GAAP to be filed with the Securities and Exchange Commission. These restated financial statements will generally reflect the assets and liabilities of the Fund at historical cost rather than at fair value. In accordance with the Fund’s Limited Partnership Agreement, the Fund intends to continue to provide fair value information to investors on a supplemental basis, while continuing to meet the appropriate reporting requirements under the Securities Exchange Act, as amended, and U.S. GAAP. The Fund intends to complete such restatements as soon as practicable. In light of the above, the Fund is evaluating its internal control over financial reporting and disclosure controls and procedures, including whether any material weakness exists in these areas; however, management’s evaluation is still ongoing.
The Fund does not believe that the foregoing changes will have a material impact on the management or operation of the Fund, and the Fund will continue, pursuant to its Limited Partnership Agreement, to calculate net asset value, investor allocations, management fees, incentive allocation, distributions and redemptions and other items on a fair value basis for purposes of the Limited Partnership Agreement. For the avoidance of doubt, there will be no changes to the method of determining net asset value, investor allocations or partner capital statements for historical periods, and future period allocations will continue to be performed on a fair value basis and the Fund will continue to concurrently make such information available to Fund investors in accordance with the Limited Partnership Agreement. However, the financial statements filed in accordance with Section 13(a) of the Securities Exchange Act, including an amended Form 10, amended Forms 10-Q, and all future Forms 10-K and 10-Q, will generally be presented at historical cost under U.S. GAAP for accounting and financial reporting purposes.
Management of the Fund has discussed the matters disclosed herein with its independent registered public accounting firm, PricewaterhouseCoopers LLP.
Forward-Looking Statements
This Current Report on Form 8-K may contain certain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding the restatement and other statements relating to the Fund’s possible future circumstances, expectations, beliefs, plans, intentions, assumptions and strategies. The Fund has tried to identify these forward-looking statements by using words such as “expect,” “anticipate,” “believe,” “could,” “should,” “estimate,” “intend,” “may,” “will” and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are subject to various risks and uncertainties that could cause actual results, performance and achievements to differ materially from those expressed in, or implied by such forward-looking statements including, but not limited to, risks related to the restatement (including discovery of additional information relevant to the financial statements subject to restatement); changes in the effects of the restatement on the Fund’s financial statements or financial results; the timely filing of the Fund’s Annual Report on Form 10-K and amended Quarterly Reports on Form 10-Q due to the Fund’s efforts to complete the restatement; the time, costs and expenses associated with the restatement; potential inquiries from the Securities and Exchange Commission; and expectations regarding financial performance, strategic and operational plans, and other related matters. For a detailed discussion of factors that could affect the Company’s future operating results, please see the Company’s filings with the Securities and Exchange Commission, including the disclosures under “Risk Factors” in those filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Except as expressly required by federal securities law, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2024	CIM Opportunity Zone Fund, L.P.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Accounting Officer
(Principal Financial Officer)